SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2018
SUBSEQUENT EVENTS [Abstract]
SUBSEQUENT EVENTS
11. SUBSEQUENT EVENTS

On November 1, 2018, the Company declared a cash dividend of $0.01 per common share for the third quarter of 2018.

On October 25, 2018, the Company took delivery of its third newbuilding, Nordic Tellus, from Samsung Shipbuilding in South Korea. The Company simultaneously entered into a final and binding financing agreement with Ocean Yield ASA on the same terms as for the two newbuildings delivered in the third quarter of 2018. See further info in note 4. As part of this, the Company also repaid $4.2 million on the Credit Facility.

On November 22, 2018, the Company announced that it identified a purchaser for two of its pre-2000 built vessels for a total sales price including inventory of about $20.0 million. The sale is subject to entering into a binding agreement and certain closing conditions.

On November 23, 2018, our equity method investee, Nordic American Offshore Ltd announced that its previously announced business combination with Horizon Maritime Services Ltd would not be moving forward.  The share price of NAO subsequently declined.  In the third quarter of 2018 Earnings Release, NAO also announced that the weak offshore supply market has put a strain on its cash liquidity, and NAO is working on addressing the short-term liquidity needs.  As of September 30, 2018, NAO was in breach with certain covenants under its Revolving Credit Facility, causing it to classify its debt as current.  NAO announced that it is working to rectify the matter.